UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Suzan Afifi First Eagle Variable Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                 Reports to Stockholders.

Semi-Annual Report

June 30, 2016

Overseas Variable Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may," "will," "believe," "attempt," "seem," "think," "ought," "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	8
Schedule of Investments	10
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Fund Expenses	37
General Information	41

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

The half year following my last letter was a turbulent period in world markets. Prices of equities, commodities and high-yield bonds generally fell sharply through February 11, 2016, only to recover in whole or in part by June 30. The S&P 500 Index was down -10.27% on February 11 but ended the period with a gain of 3.84%. The MSCI World Index was off -11.52% on February 11 but recovered to finish up 0.66%. The MSCI EAFE Index was down -12.78% on February 11 but pared the loss to -4.42% on June 30. The price of WTI crude oil dropped from $37.04 a barrel on December 31, to $26.21 a barrel on February 11, and climbed back to $48.33 by June 30. Meanwhile, gold, which was valued at $1,061.42 an ounce on December 31 ended the period at $1,322.20.

In our experience, this kind of volatility is an inevitable but unpredictable feature of the investment markets. Knowing that we cannot foresee short-term market moves, we have developed a long-term investment approach that does not require a crystal ball. Our philosophy is based on discipline, rigorous bottom-up research and patience. We aim to purchase securities of companies we consider attractive when they are trading at a discount to our estimate of their intrinsic value—a perceived discount we call a "margin of safety." In a bear market, when these discounts may proliferate, we are generally net purchasers of stocks. In a bull market, when a "margin of safety" becomes scarce, we generally accumulate cash.1 These portfolio shifts are not based on macroeconomic judgments. They result from our bottom-up research process, which either does or does not find securities that are trading at prices that we consider attractive.

As you would expect from our past letters, we continue to be concerned about macroeconomic and geopolitical challenges around the world. In addition to these issues, there are now mounting political uncertainties. The UK vote to exit the EU heightens these uncertainities. At a minimum, it seems possible that "Brexit" will negatively impact capital investment in the UK and perhaps in Europe more broadly. A sizable proportion of world GDP resides in countries, including the United States, where leadership changes are impending. Here, too, we do not attempt to predict outcomes. Rather, we strive to build portfolios durable enough to participate in the upside of rising markets while also providing some protection in distressed markets.

1  References to cash include both cash and cash equivalents

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Letter from the President

Excess debt levels around the world continue to concern the Global Value team. In January, a collapse in commodity prices and in European bank stocks and strengthening in the price of gold seemed to be signs that a necessary process of deleveraging had finally commenced. However, as global stock prices deteriorated, central banks responded with the same experimental measures—quantitative easing and zero interest rates—that they introduced at the time of the Global Financial Crisis. While the markets responded positively, it remains unclear how central banks will extricate themselves from this cycle of trying to cure too much debt with even more debt.

In this uncertain environment, the Global Value team perceived opportunities in four areas:

•  Individual stock selection—focusing on what it considers persistent businesses with decent free-cash-flow yields and attractive trading multiples;

•  Cash—deploying its cash in periods of market crisis with a goal of earning a real return through the cycle;

•  Currencies—seeking opportunities to diversify cash held in US dollars by investing in the sovereign debt of countries where we do not consider the debt levels excessive;

•  Gold—holding bullion and gold-mining shares as a potential hedge against extreme market outcomes.

In the six-month period from January through June, the Global Value team passed through two distinct market phases. When stock prices were falling, it was able to buy shares of companies that had been on its wish list for some time, and its allocation to cash shrank. When the market recovered, the team sold shares of some companies that no longer offered a perceived "margin of safety"—including a number of long-term holdings—and its cash position expanded once again.

I thank you for your confidence and support.

Sincerely,

John P. Arnhold
President

August 2016

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Management's Discussion of Fund Performance

First Eagle Overseas Variable Fund

The net asset value ("NAV") of the Fund's shares increased 5.56% for the six months ended June 30, 2016 while the MSCI EAFE Index decreased 4.42%. The Fund's cash and cash equivalents position was 14.01% as of June 30, 2016.

The five largest contributors to the performance of First Eagle Overseas Variable Fund over the period were gold bullion, Newcrest Mining Limited (mining, Australia), Agnico-Eagle Mines Limited (mining, Canada), Fresnillo PLC (mining, Mexico) and KDDI Corporation (telecommunications, Japan) collectively accounting for 3.98% points of this period's performance.

The five largest detractors were Berkeley Group Holdings PLC (homebuilding, UK), Bouygues SA (construction, France), Sompo Japan Nipponkoa Holdings, Inc. (insurance, Japan), Hoya Corporation (optical products, Japan) and Numericable SA (telecommunications, France). Their combined negative performance over the six-month period subtracted 1.77% points from performance.

As of June 30, 2016, the Fund was approximately 15% hedged versus the yen, 10% hedged versus the euro and 25% hedged versus the british pound on certain securities.

Matthew McLennan Head of the Global Value Team Portfolio Manager	T. Kimball Brooker, Jr. Portfolio Manager

August 2016

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Management's Discussion of Fund Performance

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143.

The commentary represents the opinion of John Arnhold and the Global Value Team as of August 2016 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Hedging can reduce exposure to currency exchange movement, but cannot eliminate that exposure. It is possible to lose money under a hedge. Results from hedging transactions, which for the Fund are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

The principal risk of investing in value stocks is that the price of the security may not approach its anticipated value or may decline in price.

Investment in gold and gold related investments present certain risks, including negative tax consequences (e.g., a change in a fund's tax status causing the fund to be subject to tax at the fund level on its taxable income) political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss.

All investments involve the risk of loss.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

First Eagle Overseas Variable Fund

Fund Overview

Data as of June 30, 2016 (unaudited)

Investment Objective

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns (%)	One-Year	Five-Years	Ten-Years
First Eagle Overseas Variable Fund	1.38	4.34	6.00
MSCI EAFE Index	-10.16	1.68	1.58
Consumer Price Index	1.01	1.32	1.74

Asset Allocation* (%)

Countries** (%)

Japan	23.36
France	11.24
United States	7.17
Canada	5.80
United Kingdom	5.65
Mexico	4.06
Hong Kong	3.65
Germany	3.49
Switzerland	3.47
South Korea	3.36
Singapore	3.08
Bermuda	1.92
Sweden	1.19
Australia	1.07
Belgium	1.07
Thailand	1.07
Italy	0.99
Norway	0.74
Chile	0.71
Greece	0.56
Denmark	0.56
Ireland	0.44
Russia	0.27
Austria	0.27
Israel	0.24
Turkey	0.18
Taiwan	0.12
Africa	0.10
Indonesia	0.09
Brazil	0.06

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

First Eagle Overseas Variable Fund | Fund Overview (unaudited)

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 developed market countries. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion (precious metal)	6.89
KDDI Corporation (Japanese telecommunications company)	3.20
Fanuc Corporation (Japanese automation components manufacturer)	2.33
Secom Company Limited (Japanese commercial services provider)	2.15
Keyence Corporation (Japanese automation sensor manufacturer)	1.97
Danone SA (French food manufacturer)	1.94
HeidelbergCement AG (German cement company)	1.86
Grupo Televisa S.A.B. ADR (Mexican media company)	1.83
Nestlé SA (Swiss food and nutrition company)	1.81
Pargesa Holding SA (Swiss holding company)	1.62
Total	25.60

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2016 (unaudited)

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 76.69%
International Common Stocks — 76.40%
Africa — 0.10%
4,022	Randgold Resources Limited, ADR	$239,710	$450,625
Australia — 1.07% (a)
285,052	Newcrest Mining Limited (b)	4,108,366	4,940,473
Austria — 0.27% (a)
89,293	Wienerberger AG	1,060,978	1,251,264
Belgium — 1.07% (a)
48,011	Groupe Bruxelles Lambert SA (c)	4,099,874	3,937,177
7,523	Sofina SA	733,211	995,744
		4,833,085	4,932,921
Bermuda — 1.92% (a)
102,180	Jardine Matheson Holdings Limited	3,600,960	5,973,821
197,976	Hiscox Limited	2,369,442	2,733,538
5,100	Jardine Strategic Holdings Limited	138,166	154,376
		6,108,568	8,861,735
Brazil — 0.06%
26,900	Cielo SA	253,221	283,546
Canada — 5.64%
224,212	Goldcorp, Inc.	6,522,557	4,289,175
71,746	Agnico-Eagle Mines Limited	2,191,188	3,839,559
218,549	Potash Corporation of Saskatchewan, Inc.	7,838,682	3,549,236
256,407	Cenovus Energy, Inc.	6,181,657	3,543,545
148,543	Barrick Gold Corporation	1,678,099	3,171,393
37,103	Franco-Nevada Corporation	1,580,157	2,821,316
74,615	Suncor Energy, Inc.	1,868,866	2,069,895
38,398	Canadian Natural Resources Limited	1,070,506	1,184,678
33,460	Imperial Oil Limited	1,006,244	1,058,744
57,182	EnCana Corporation	1,055,734	445,448
767	PrairieSky Royalty Limited	15,038	14,557
		31,008,728	25,987,546
Chile — 0.71%
139,921	Cia Cervecerias Unidas SA, ADR	2,967,641	3,265,756

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2016 (unaudited)

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 76.40% (continued)
Denmark — 0.56% (a)
68,964	ISS A/S	$2,290,411	$2,593,757
France — 11.25%
127,334	Danone SA (a)	8,709,007	8,911,168
203,556	Bouygues SA (a)	6,819,646	5,831,529
59,568	Sanofi (a)	4,191,933	4,949,069
195,311	Carrefour SA (a)	4,430,712	4,803,798
112,333	Cie de Saint-Gobain (a)	4,690,606	4,258,048
33,901	Sodexo SA (a)	925,395	3,631,794
71,278	Total SA (a)	3,328,602	3,418,207
238,385	Rexel SA (a)	3,481,873	2,997,069
8,944	Robertet SA (a)(c)	595,461	2,784,599
79,928	Numericable-SFR SAS (a)	2,659,818	1,997,385
23,782	Laurent-Perrier (c)	1,445,890	1,753,753
16,612	Wendel SA (a)	383,463	1,717,409
18,225	Société Foncière Financière et de Participations (a)(c)	1,515,373	1,270,308
23,762	Legrand SA (a)	747,779	1,216,408
6,308	BioMerieux (a)	486,838	854,731
32,977	Neopost SA (a)	2,467,803	755,849
9,171	Gaumont SA (c)	788,225	463,179
8,490	Sabeton SA (c)	95,804	138,783
565	Christian Dior SE (a)	89,872	90,508
		47,854,100	51,843,594
Germany — 3.49% (a)
113,926	HeidelbergCement AG	6,052,483	8,582,274
74,261	Deutsche Wohnen AG	606,450	2,528,442
120,614	Hamburger Hafen und Logistik AG	3,847,260	1,805,401
328,137	Telefonica Deutschland Holding AG	1,521,856	1,351,625
8,111	Linde AG	1,103,026	1,130,159
12,876	Fraport AG	470,338	689,392
		13,601,413	16,087,293
Greece — 0.57% (a)
198,032	Jumbo SA (b)	1,108,109	2,605,256

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2016 (unaudited)

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 76.40% (continued)
Hong Kong — 3.65% (a)
2,448,990	Hang Lung Properties Limited	$5,805,302	$4,960,364
1,129,900	Hopewell Holdings Limited	3,789,000	3,592,653
789,014	Great Eagle Holdings Limited	2,625,117	3,148,735
254,670	Guoco Group Limited (c)	2,977,070	2,713,559
539,909	Hysan Development Company Limited	2,450,192	2,404,241
		17,646,681	16,819,552
Ireland — 0.44% (a)
68,558	CRH PLC	1,101,259	2,010,366
Israel — 0.25% (a)
289,795	Israel Chemicals Limited	2,866,086	1,129,063
Italy — 0.99%
240,274	Italcementi S.p.A. (a)(b)	2,121,207	2,816,400
38,463	Italmobiliare S.p.A. RSP (a)(c)	1,866,214	1,095,288
18,419	Italmobiliare S.p.A. (c)	1,309,374	645,511
		5,296,795	4,557,199
Japan — 23.38% (a)
485,300	KDDI Corporation	5,569,366	14,757,841
65,980	Fanuc Corporation	6,052,679	10,733,180
134,060	Secom Company Limited	5,453,774	9,911,431
13,310	Keyence Corporation	2,534,549	9,081,791
29,560	SMC Corporation	3,261,115	7,272,533
244,700	Sompo Japan Nipponkoa Holdings, Inc.	5,790,975	6,512,000
320,560	Mitsubishi Estate Company Limited	5,255,715	5,879,966
163,860	Hoya Corporation	3,475,065	5,852,423
356,400	Astellas Pharma, Inc.	2,567,456	5,589,186
40,900	Hirose Electric Company Limited	3,821,505	5,029,306
30,060	Shimano, Inc.	360,302	4,596,100
176,000	MS&AD Insurance Group Holdings, Inc.	4,305,437	4,560,180
79,230	Daiichikosho Company Limited	1,746,728	3,321,474
45,000	Nissin Foods Holdings Company Limited	1,560,829	2,457,492
119,880	Kansai Paint Company Limited	758,993	2,420,337
21,394	SK Kaken Company Limited (c)	549,505	1,914,007

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2016 (unaudited)

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 76.40% (continued)
Japan — 23.38% (a) (continued)
76,148	Chofu Seisakusho Company Limited (c)	$1,115,091	$1,850,693
45,280	As One Corporation (c)	790,915	1,821,021
85,300	T. Hasegawa Company Limited (c)	1,208,547	1,511,978
39,694	Secom Joshinetsu Company Limited	702,124	1,333,114
54,410	Nagaileben Company Limited	451,479	1,306,025
		57,332,149	107,712,078
Mexico — 3.22%
323,319	Grupo Televisa S.A.B., ADR	5,975,080	8,419,227
211,291	Fresnillo PLC (a)	2,520,296	4,652,939
74,084	Industrias Peñoles S.A.B. de C.V.	408,061	1,768,732
		8,903,437	14,840,898
Norway — 0.74% (a)
382,024	Orkla ASA	2,642,020	3,397,552
Russia — 0.28% (a)
291,970	Gazprom PJSC, ADR	1,934,708	1,261,592
Singapore — 1.93% (a)
988,513	Haw Par Corporation Limited (c)	2,197,033	6,630,598
1,097,310	ComfortDelGro Corporation Limited	1,229,254	2,253,469
		3,426,287	8,884,067
South Korea — 3.37%
49,193	KT&G Corporation (a)	2,558,935	5,826,172
108,547	Kia Motors Corporation (a)	5,290,886	4,089,985
6,760	Nong Shim Company Limited (a)	1,220,659	2,196,427
12,590	Lotte Confectionery Company Limited	721,636	2,136,862
41,889	Fursys, Inc. (a)(c)	943,741	1,266,872
		10,735,857	15,516,318
Sweden — 1.19% (a)
145,775	Investor AB, Class 'A' (c)	2,727,416	4,829,863
18,911	Investor AB, Class 'B'	476,029	635,330
		3,203,445	5,465,193
Switzerland — 3.47% (a)
107,681	Nestlé SA	3,030,242	8,342,941
112,989	Pargesa Holding SA	6,227,903	7,470,731

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2016 (unaudited)

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 76.40% (continued)
Switzerland — 3.47% (a) (continued)
859	Rieter Holding AG	$103,198	$175,834
		9,361,343	15,989,506
Taiwan — 0.12%
21,298	Taiwan Semiconductor Manufacturing Company Limited, ADR	428,009	558,646
Thailand — 1.07% (a)
818,805	Bangkok Bank PCL, NVDR	3,151,943	3,706,743
600	Bangkok Bank PCL	2,538	2,778
1,798,692	Thai Beverage PCL	274,433	1,219,676
		3,428,914	4,929,197
Turkey — 0.18% (a)
199,021	Yazicilar Holding AS	1,322,574	845,277
United Kingdom — 5.41%
76,687	British American Tobacco PLC (a)	4,091,440	4,971,542
193,285	GlaxoSmithKline PLC (a)	3,727,153	4,150,792
112,136	Berkeley Group Holdings PLC (a)	1,305,793	3,786,570
130,304	Diageo PLC (a)	3,551,592	3,640,127
123,716	Liberty Global PLC, Series 'C' (b)	4,096,403	3,544,463
19,895	Liberty Global PLC LiLAC, Series 'C' (b)	802,029	646,386
9,665	Liberty Global PLC, Series 'A' (b)	346,642	280,865
1,689	Liberty Global PLC LiLAC, Series 'A' (b)	66,996	54,484
23,496	Willis Towers Watson PLC	2,494,613	2,920,788
245,076	WM Morrison Supermarkets PLC (a)	990,784	615,239
33,317	Anglo American PLC (a)	974,355	326,581
		22,447,800	24,937,837
Total International Common Stocks		267,511,694	351,958,107
U.S. Common Stock — 0.29%
Materials — 0.29%
18,604	Royal Gold, Inc.	1,135,778	1,339,860
Total Common Stocks		268,647,472	353,297,967

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2016 (unaudited)

Shares	Description	Cost (Note 1)	Value (Note 1)
Investment Company — 0.00*%
7,843	State Street Institutional U.S. Government Money Market Fund, Premier Class	$7,843	$7,843
Ounces
Commodity — 6.89%
23,952	Gold bullion (b)	23,666,759	31,717,775
Principal
International Bonds — 2.50%
International Government Bonds — 2.50%
Canada — 0.17%
998,000 CAD	Canadian Government Bond 1.25% due 08/01/17	768,479	778,416
Indonesia — 0.09%
5,297,000,000 IDR	Indonesia Treasury Bond 8.25% due 07/15/21 (c)	406,270	417,308
Mexico — 0.85%
39,260,000 MXN	Mexican Bonos 4.75% due 06/14/18	2,487,110	2,143,351
12,564,600 MXN	Mexican Bonos 5.00% due 12/11/19	922,093	682,457
18,720,000 MXN	Mexican Bonos 6.50% due 06/10/21	1,148,402	1,070,024
		4,557,605	3,895,832
Singapore — 1.15%
3,329,000 SGD	Singapore Government Bond 0.50% due 04/01/18	2,526,657	2,448,351
1,813,000 SGD	Singapore Government Bond 2.375% due 04/01/17	1,477,455	1,362,043
1,882,000 SGD	Singapore Government Bond 3.25% due 09/01/20	1,457,977	1,504,371
		5,462,089	5,314,765
United Kingdom — 0.24%
824,000 GBP	United Kingdom Gilt 1.00% due 09/07/17 (d)	1,278,855	1,107,151
Total International Government Bonds		12,473,298	11,513,472
Total International Bonds		12,473,298	11,513,472

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2016 (unaudited)

Principal	Description	Cost (Note 1)	Value (Note 1)
Commercial Paper — 14.02%
International Commercial Paper — 9.24%
Canada — 0.25%
1,153,000 USD	Total Capital Limited 0.60% due 07/15/16	$1,152,736	$1,152,827
France — 4.53%
8,000,000 USD	Engie 0.80% due 08/29/16	7,989,642	7,993,867
3,406,000 USD	L'Oreal USA, Inc. 0.39% due 07/08/16	3,405,748	3,405,741
3,470,000 USD	L'Oreal USA, Inc. 0.48% due 08/08/16	3,468,279	3,468,526
6,000,000 USD	Sanofi 0.56% due 09/20/16	5,992,575	5,992,661
Italy — 3.27%
15,077,000 USD	Eni S.p.A. 0.64% due 07/01/16	15,077,000	15,076,692
Japan — 1.19%
5,472,000 USD	Hitachi Limited 0.66% due 07/01/16	5,472,000	5,471,893
Total International Commercial Paper		42,557,980	42,562,207
U.S. Commercial Paper — 4.78%
$7,123,000	Avery Dennison Corporation 0.61% due 07/01/16	7,123,000	7,122,860
4,604,000	Dominion Resources, Inc. 0.79% due 08/04/16	4,600,608	4,600,567
10,324,000	Kroger Company 0.58% due 07/01/16	10,324,000	10,323,798
Total U.S. Commercial Paper		22,047,608	22,047,225
Total Commercial Paper		64,605,588	64,609,432
Total Investments — 100.10%		369,400,960	461,146,489

Liabilities in Excess of Other Assets — (0.10)%	(466,123)
Net Assets — 100.00%	$460,680,366

*  Less than 0.01%

(a)  Securities with a total market value equal to $298,638,955 have been fair valued based on fair value adjustment factors at June 30, 2016.

(b)  Non-income producing security/commodity.

(c)  Security is deemed illiquid. At June 30, 2016, the value of these securities amounted to $35,044,497 or 7.61% of net assets.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2016 (unaudited)

(d)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At June 30, 2016, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$118,453,064
Gross unrealized depreciation	(26,707,535)
Net unrealized appreciation	$91,745,529

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

AG  — Aktien Gesellschaft

A/S  — Aktieselskab

AS  — Anonim Sirket

ASA  — Norwegian Public Limited Company

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PJSC  — Public Joint Stock Company

PLC  — Public Limited Company

RSP  — Represents Savings Shares

SA  — Société Anonyme

S.A.B.  — Sociedad Anónima Bursátil

SAS  — Société par Actions Simplifiée

S.p.A.  — Società per Azioni

Currencies

CAD  — Canadian Dollar

GBP  — British Pound

IDR  — Indonesian Rupiah

MXN  — Mexican Peso

SGD  — Singapore Dollar

USD  — United States Dollar

Foreign Currency Exchange Contracts—Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value At June 30, 2016	Unrealized Appreciation At June 30, 2016	Unrealized Depreciation At June 30, 2016
07/13/16	1,741,000	Euro	$1,955,996	$1,932,600	$23,396	$—
08/17/16	1,989,000	Euro	2,189,352	2,210,693	—	(21,341)
09/14/16	432,000	Euro	493,284	480,632	12,652	—
10/19/16	1,773,000	Euro	2,034,518	1,975,359	59,159	—
11/16/16	1,748,000	Euro	2,002,972	1,949,620	53,352	—
07/13/16	358,000	British Pound	517,360	476,606	40,754	—
08/17/16	712,000	British Pound	1,036,721	948,207	88,514	—
07/13/16	330,324,000	Japanese Yen	3,079,576	3,199,548	—	(119,972)
08/17/16	330,324,000	Japanese Yen	3,081,426	3,203,003	—	(121,577)
09/14/16	330,324,000	Japanese Yen	3,084,800	3,206,168	—	(121,368)
10/19/16	367,167,000	Japanese Yen	3,425,458	3,569,273	—	(143,815)
11/16/16	326,301,000	Japanese Yen	3,071,510	3,175,683	—	(104,173)
			$25,972,973	$26,327,392	$277,827	$(632,246)

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2016 (unaudited)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Common Stocks
Consumer Discretionary	8.12%
Consumer Staples	11.65
Energy	2.83
Financials	13.66
Health Care	6.76
Industrials	14.03
Information Technology	3.40
Materials	12.03
Telecommunication Services	3.92
Total International Common Stocks	76.40
U.S. Common Stock
Materials	0.29
Total U.S. Common Stock	0.29
Investment Company	0.00 *
Commodity	6.89
International Government Bonds
Government Issues	2.50
Total International Government Bonds	2.50
Commercial Paper
International Commercial Paper	9.24
U.S. Commercial Paper	4.78
Total Commercial Paper	14.02
Total Investments	100.10%

*Less than 0.01%

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

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Statement of Assets and Liabilities  June 30, 2016 (unaudited)

First Eagle Overseas Variable Fund
Assets
Investments, at Cost (Note 1)
Investments	$345,734,201
Gold bullion	23,666,759
Foreign currency	169,748
Total Investments, at Cost	369,570,708
Investments, at Value (Note 1)
Investments	429,428,714
Gold bullion	31,717,775
Foreign currency	169,012
Total Investments, at Value	461,315,501
Cash	15,377
Receivable for forward currency contracts held, at value (Note 1)	277,827
Receivable for investment securities sold	488,937
Accrued interest and dividends receivable	901,726
Other assets	15,686
Total Assets	463,015,054
Liabilities
Investment advisory fees payable (Note 2)	281,226
Distribution fees payable (Note 3)	93,742
Administrative fees payable (Note 2)	36,380
Payable for Fund shares redeemed	501,665
Payable for investment securities purchased	292,677
Payable for forward currency contracts held, at value (Note 1)	632,246
Trustee fees payable	261
Accrued expenses and other liabilities	496,491
Total Liabilities	2,334,688
Net Assets	$460,680,366
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$17,592
Capital surplus	366,639,379
Net unrealized appreciation (depreciation) on:
Investments (net of $100,459 deferred capital gain country tax)	91,645,070
Foreign currency and forward contract related translation	(398,652)
Undistributed net realized gains on investments, commodity, foreign currency and forward contracts	12,522,183
Accumulated net investment loss	(9,745,206)
Net Assets	$460,680,366
Shares outstanding (1,000,000,000 shares authorized) (Note 6)	17,592,416
Net asset value per share and redemption proceeds per share	$26.19

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Statement of Operations  June 30, 2016 (unaudited)

First Eagle Overseas Variable Fund
Investment Income
Interest (net of $3,007, foreign taxes withheld)	$312,774
Dividends: (net of $703,249 foreign taxes withheld)	5,790,215
Total Income	6,102,989
Expenses
Investment advisory fees (Note 2)	1,720,378
Administrative costs (Note 2)	139,230
Distribution fees (Note 3)	573,459
Shareholder servicing agent fees	335,586
Custodian and accounting fees	112,346
Professional fees	112,372
Shareholder reporting fees	44,772
Trustees' fees	6,006
Other Expenses	17,673
Total Expenses	3,061,822
Expense Waiver	(24,538)
Net expenses	3,037,284
Net Investment Income (Note 1)	3,065,705
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Investment transactions	6,874,323
Commodity related transactions	(234,534)
Foreign currency and forward contract related transactions	(13,135)
6,626,654
Changes in unrealized appreciation (depreciation) of:
Investment and commodity related transactions (net of increase in deferred capital gain country tax accruals of $27,734)	15,312,126
Foreign currency and forward contract related translation	(453,055)
14,859,071
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	21,485,725
Net Increase in Net Assets Resulting from Operations	$24,551,430

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Statements of Changes in Net Assets

	First Eagle Overseas Variable Fund
	Six-Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Operations
Net investment income	$3,065,705	$3,238,157
Net realized gain from investments, commodity, foreign currency and forward contract related transactions	6,626,654	16,178,086
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related transactions	14,859,071	(7,480,328)
Net increase in net assets resulting from operations	24,551,430	11,935,915
Distribution to Shareholders
Dividends paid from net investment income	—	(3,193,656)
Distributions paid from net realized gains from investment transactions	—	(32,353,912)
Decrease in net assets resulting from distributions	—	(35,547,568)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	10,012,509	35,283,827
Net asset value of shares issued for reinvested dividends and distributions	—	35,495,498
Cost of shares redeemed	(54,105,307)	(111,945,811)
Decrease in net assets from Fund share transactions	(44,092,798)	(41,166,486)
Net decrease in net assets	(19,541,368)	(64,778,139)
Net Assets (Note 1)
Beginning of period	480,221,734	544,999,873
End of period	$460,680,366	$480,221,734
Accumulated net investment loss	$(9,745,206)	$(12,810,911)

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

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First Eagle Overseas Variable Fund

Financial Highlights

	Six-Months Ended June 30, 2016		For Year Ended December 31,
	(unaudited)		2015	2014	2013	2012	2011
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value beginning of period ($)	24.81		26.31	29.76	28.26	26.23	28.89
Income (loss) from investment operations:
Net investment income ($)	0.17		0.17	0.17	0.22	0.22	0.24
Net realized and unrealized gains (losses) on investments	1.21		0.29	-0.59	3.47	3.64	-2.06
Total income (loss) from investment operations	1.38		0.46	-0.42	3.69	3.86	-1.82
Less distributions:
Dividends from net investment income ($)	—		-0.18	-0.85	-0.54	-0.22	-0.35
Distributions from capital gains	—		-1.78	-2.18	-1.65	-1.61	-0.49
Total distributions	—		-1.96	-3.03	-2.19	-1.83	-0.84
Net asset value, end of period ($)	26.19		24.81	26.31	29.76	28.26	26.23
Total Return (%)	5.56	(a)	1.84	-1.23	13.25	14.83	-6.30
Ratios and supplemental data
Net assets, end of period (thousands) ($)	460,680		480,222	545,000	609,998	611,625	604,965
Ratio of operating expenses to average net assets including earnings credits and/or fee waivers (%)	1.32(b)		1.30	1.28	1.26	1.26	1.25
Ratio of operating expenses to average net assets excluding earnings credits and/or fee waivers (%)	1.33(b)		1.30	1.28	1.26	1.26	1.25
Ratio of net investment income to average net assets including earnings credits and/or fee waivers (%)	1.34(b)		0.61	0.54	0.73	0.79	0.82
Ratio of net investment income to average net assets excluding earnings credits and/or fee waivers (%)	1.33(b)		0.61	0.54	0.73	0.79	0.82
Portfolio turnover rate (%)	4.27	(a)	11.86	15.23	12.14	10.11	17.48

*  Per share amounts have been calculated using the average shares method.

(a)  Not Annualized

(b)  Annualized

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

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Notes to Financial Statements (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Fund. Private equity funds managed by The Blackstone Group, LP and Corsair Capital LLC and certain co-investors own a controlling interest in First Eagle Holdings.

The following is a summary of significant accounting policies adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

Prior to December 31, 2015, all bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations were readily available were valued at the mean between the bid and ask prices provided by an approved pricing service, or received from dealers in the over-the-counter market in the United States or abroad. Effective December 31, 2015, all bonds, whether listed on an exchange or traded in the over-counter-market, for which market quotations are readily available, are generally priced at the evaluated bid price. Broker-Dealers or pricing services use multiple valuation techniques to determine

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Notes to Financial Statements (unaudited)

value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Between December 15, 2014 and December 31, 2015, short-term investments, maturing in sixty days or less, were valued at market price; prior to December 15, 2014, they were valued at amortized cost. Effective December 31, 2015, short-term investments, maturing in sixty days or less, are valued at evaluated bid prices.

Commodities (such as physical metals) are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.), as provided by an independent pricing source.

Forward contracts are valued at the current cost of covering or offsetting such contracts by reference to forward currency rates at the time the NYSE closes (normally 4:00 p.m. E.S.T.), as provided by an independent pricing source.

The 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to the Fund's holdings

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Notes to Financial Statements (unaudited)

therefore may differ on occasion from reported market values. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation Committee (the "Committee") to oversee the execution of the valuation and liquidity procedures for the Fund.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Notes to Financial Statements (unaudited)

The following is a summary of the Fund's inputs used to value the Fund's investments as of June 30, 2016:

Description	Level 1	Level 2(a)	Level 3	Total
Assets:†
International Common Stocks	$53,319,152	$298,638,955	$—	$351,958,107
U.S. Common Stock	1,339,860	—	—	1,339,860
Investment Company	7,843	—	—	7,843
Commodity*	31,717,775	—	—	31,717,775
International Government Bonds	—	11,513,472	—	11,513,472
International Commercial Paper	—	42,562,207	—	42,562,207
U.S. Commercial Paper	—	22,047,225	—	22,047,225
Foreign Currency Contracts**	—	277,827	—	277,827
Total	$86,384,630	$375,039,686	$—	$461,424,316
Liabilities:
Foreign Currency Contracts**	$—	$632,246	$—	$632,246
Total	$—	$632,246	$—	$632,246

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. International common stocks valued at $313,045,408 were transferred from Level 1 to Level 2 during the period ended June 30, 2016. At December 31, 2015, these securities were valued using quoted market prices in active markets; at June 30, 2016, these securities were valued based on fair value adjustment factors. There was no security transfer activity from Level 2 to Level 1 as of the six-month period ended June 30, 2016.

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

Fair Value Level 3 activity for the six-month period ended June 30, 2016 was as follows:

Right
Beginning Balance — market value	$—	^

Purchases	—

Sales	—	^

Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued Amortization	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	—
Ending Balance — market value	$—
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—

^Fair value represents zero.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Notes to Financial Statements (unaudited)

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of First Eagle Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward currency contracts. The Fund enters into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Notes to Financial Statements (unaudited)

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's Schedule of Investments. Outstanding contracts at period end are indicative of the volume of activity during the period, proportionate to the net assets of the Fund.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, collateral pledged by the Fund is segregated by the Fund's custodian and identified in the Fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Notes to Financial Statements (unaudited)

At June 30, 2016, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Loss(3)	Change In Appreciation (Depreciation)(4)
Foreign currency	$277,827	$632,246	$(28,845)	$(471,123)

(1)  Statement of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

(2)  Statement of Assets and Liabilities location: Payable for forward currency contracts held, at value.

(3)  Statement of Operations location: Net realized gains (losses) from foreign currency and forward contract related transactions.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of foreign currency and forward contract related translation.

The following tables present the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of June 30, 2016:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
BNY Mellon	$12,652	$(12,652)	$—	$0
Goldman Sachs Capital Markets LP	59,159	(59,159)	—	0
HSBC Bank USA	88,514	(88,514)	—	0
JPMorgan Chase Bank N.A.	53,352	(53,352)	—	0
UBS AG	64,150	(64,150)	—	0
	$277,827	$(277,827)	$—	$0
Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
BNY Mellon	$121,368	$(12,652)	$—	$108,716
Goldman Sachs Capital Markets LP	143,815	(59,159)	—	84,656
HSBC Bank USA	142,918	(88,514)	—	54,404
JPMorgan Chase Bank N.A.	104,173	(53,352)	—	50,821
UBS AG	119,972	(64,150)	—	55,822
	$632,246	$(277,827)	$—	$354,419

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Notes to Financial Statements (unaudited)

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a daily basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Fund declares and pays such income and capital gains on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

i)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j)  Foreign Taxes — The Fund may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with the Adviser, the Fund

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Notes to Financial Statements (unaudited)

reimburses the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the Fund's average daily net assets. For the six-month period ended June 30, 2016, the Fund reimbursed the Adviser $135,211, net of $24,538 of waived expenses, and had payable to the Adviser $36,380.

The Fund has entered into a custody agreement with State Street Bank and Trust Company ("SSB"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Fund's portfolio securities and other assets. SSB has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the custody agreement between the Fund and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an agreement for administration services with SSB, pursuant to which SSB provides certain financial reporting and other administrative services. SSB, as the Fund's administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Included on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the Trustees in the amount of $261. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements (the "Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund may pay monthly a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the six-month period ended June 30, 2016, the distribution fee incurred by the Fund was $573,459.

Note 4 — Purchases and Sales of Securities

During the six-month period ended June 30, 2016, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $16,958,469 and $45,677,706, respectively.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Notes to Financial Statements (unaudited)

There were no purchases or sales of U.S. Government securities during the six-month period ended June 30, 2016.

Note 5 — Line of Credit

At a meeting on October 2, 2015, the Board of Trustees approved continuing a $200 million committed, unsecured line of credit (the "Credit Facility") with State Street Bank and Trust Company for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. A portion of the commitment fees related to the line of credit are paid by the Fund and are included in other expenses in the Statement of Operations. During the six-month period ended June 30, 2016, the Fund had no borrowings under the agreement.

Note 6 — Capital Stock

Transactions in shares of capital stock were as follows:

	Six-Month Period Ended June 30, 2016	Year Ended December 31, 2015
Shares sold	396,968	1,308,724
Shares issued for reinvested dividends	—	1,449,387
Shares redeemed	(2,159,648)	(4,115,260)
Net decrease	(1,762,680)	(1,357,149)

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Notes to Financial Statements (unaudited)

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At June 30, 2016, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

Note 8 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosures in the Fund's financial statements.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2016 and held for the six-months ended June 30, 2016.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
First Eagle Overseas Variable Fund
	5.56%	$1,000.00	$1,055.60	1.32%	$6.75

(1)  For the six-months ended June 30, 2016.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on January 1, 2016 and held for the six-months ended June 30, 2016.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
First Eagle Overseas Variable Fund
	5.00%	$1,000.00	$1,018.30	1.32%	$6.62

(1)  For the six-months ended June 30, 2016.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

General Information (unaudited)

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Neal Ashinsky

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2016

1345 Avenue of the Americas | New York, NY | 10105

800.334.2143

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.                                 Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.                                 Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9.                                 Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 10.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.                          Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President

Date: August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date: August 25, 2016

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: August 25, 2016

*          Print the name and title of each signing officer under his or her signature.